For Immediate Release      Contact: Lori Rosen
                                                             Nick Crispe
                                                             212/255-8455


  INDIVIDUAL INVESTOR GROUP AGREES TO ACQUIRE 19.9% OF ONLINE VENTURE
       CAPITAL SITE, VENTUREHIGHWAY.COM, FOR $3.2 MILLION IN ADVERTISING

            Kirlin Holding Retains 80.1% Stake in VentureHighway.com

NEW YORK, June 2, 1999 - Kirlin Holding Corp. (Nasdaq: KILN), Individual Investor Group, Inc. (Nasdaq: INDI) and VentureHighway.com Inc. today announced that Individual Investor Group has agreed to acquire 19.9% of VentureHighway.com, a Kirlin Holding subsidiary operating an Internet-based service for matching entrepreneurs and financing sources. In exchange, VentureHighway.com will receive $3.2 million of advertising over 2-1/2 years in Individual Investor Group's online and print properties. In addition, Individual Investor Group agreed to acquire 150,000 shares of Kirlin Holding at a price of $5.00 per share.

         VentureHighway.com has recently launched its financing service at http://www.VentureHighway.com, to fully utilize the power of the Internet to make the process of financing early-stage opportunities more time efficient, cost effective and far reaching. Entrepreneurs will be able to log onto the site and apply to have a brief description of their company and funding needs posted on the Internet. Concurrently, financing sources such as venture capital funds, broker-dealers, investment banks and "angels" in search of business opportunities can log on to the site and search the VentureFinder database for a potential match.

         "The Internet can revolutionize the financing of early-stage companies, in the same manner as the Internet is revolutionizing the securities brokerage industry and so many other industries," commented Jonathan Steinberg, Chairman and Chief Executive Officer of Individual Investor Group. Mr. Steinberg continued, "This investment is our latest and largest barter transaction with an emerging online business (our stake in Wit Capital was acquired through barter as well), and should significantly add to our operating results. As a result of this arrangement, we expect to recognize at least $1.1 million of online advertising revenues, and at least $400,000 of print advertising revenues, over the next four quarters."

         "Aggressive promotion of our service to attract both entrepreneurs and the financiers will be a key to our success," stated Howard Nevins, President of VentureHighway.com. "Individual Investor Group should provide a perfect fit, as its online and print properties - Individual Investor Online (http://www.iionline.com), InsiderTrader.com (http://www.insidertrader.com),
Individual Investor magazine and Ticker magazine - are focused on the world of investing and reach the sophisticated demographic base that we desire."



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

                                                           II/Venture - Page Two


         To help attract financing sources, VentureHighway.com first will screen the financing requests. Entrepreneurs submitting plans accepted for posting on the site will be charged a small listing fee and a brief summary (not including the company name, address and contact numbers) of their company and its financing request will be posted on www.VentureHighway.com. Financing sources will be able to freely use the VentureFinder database to search for business opportunities. If a financing source finds a company of interest, the financing source can request to be introduced to such company to obtain its business plan and other information. VentureHighway.com will then notify the entrepreneur of the potential financing source, enabling the two parties to attempt to reach a financing agreement. In the event of a financing, VentureHighway.com will collect a success fee, once it obtains its broker-dealer registration. VentureHighway.com expects to obtain its broker-dealer registration promptly. Kirlin Securities, Inc., the primary broker-dealer operating subsidiary of Kirlin Holding will earn any success fees earned prior to VentureHighway.com's registration.

About Individual Investor Group
         Individual Investor Group, Inc. (Nasdaq: INDI) is a financial media company that publishes and markets Individual Investor magazine (circulation 500,000), Individual Investor Online (http://www.iionline.com), Individual Investor's Special Situation Report, InsiderTrader.com
(http://www.insidertrader.com) and Ticker magazine.

About Kirlin Holding Corp.
         Kirlin Holding Corp. (Nasdaq: KILN) is a holding company engaged in securities brokerage, securities trading and merchant banking activities through its primary operating subsidiary, Kirlin Securities, Inc. Kirlin Securities is a full service retail oriented brokerage firm, and is a member of the NASD, SIPC and MSRB. To obtain an "Investor Kit" or more information regarding Kirlin Holding Corp., contact our Marketing Department at 1-800-899-9400 ext. 155, or visit our Website http://www.kirlin.com.

About VentureHighway.com
         VentureHighway.com Inc. operates at http://www.VentureHighway.com an Internet-based service for matching entrepreneurs and financing sources. Designed to fully utilize the power of the Internet to make the process of financing early-stage opportunities more time efficient, cost effective and far reaching, VentureHighway.com encourages entrepreneurs to submit a brief description of their company and funding needs, for posting on the VentureHighway.com site. Financing sources such as venture capital funds, broker-dealers, investment banks and "angels" in search of business opportunities can log on to the site and search the VentureFinder database for a potential match. If a financing source finds a company of interest, VentureHighway will facilitate the introduction of the parties. VentureHighway.com is 80.1% owned by Kirlin Holding Corp. and 19.9% owned by Individual Investor Group, Inc.

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

                                                         II/Venture - Page Three


Safe Harbor Notice Under the Private Securities Litigation Reform Act of 1995:

         Except for historical information, the above statements of this press release (including without limitation expressions of expectation, belief, anticipation or estimation of Individual Investor Group, Inc. Kirlin Holding Corp. or VentureHighway.com Inc.) are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include, among others, (1) the possibility that VentureHighway.com will be unable (A) to attract a meaningful number of persons to submit financing requests for posting on the VentureHighway site (www.VentureHighway.com), (B) to attract a meaningful number of persons who are able and willing to provide financing in response to information posted on the VentureHighway site or (C) obtain necessary regulatory approvals to permit VentureHighway to receive transactional fees with respect to financings arranged through use of the VentureHighway site; (2) the possibility that Individual Investor will be unable to deliver the level of advertising it has committed, due to declining page views or magazine subscribers and/or declining advertising rates (online or in print); and (3) the risks detailed in the most recent filings on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission by Individual Investor and by Kirlin Holding, respectively (which filings are available from the respective companies or at www.sec.gov). These forward-looking statements speak only as of the date of this press release. After the issuance of this release, Individual Investor, Kirlin Holding and/or VentureHighway.com might come to believe that certain forward-looking statements contained in this release are no longer accurate. None of those parties shall have any obligation, however, to release publicly any corrections or revisions to any forward-looking statements contained in this release.

                                      # # #

For Immediate Release      Contact: Lori Rosen
                                                            Nick Crispe
                                                            212/255-8455

                   KIRLIN HOLDING CORP. AGREES TO SELL 150,000
                       SHARES TO INDIVIDUAL INVESTOR GROUP

NEW YORK, June 2, 1999 - Kirlin Holding Corp. (Nasdaq: KILN) and Individual Investor Group, Inc. (Nasdaq: INDI) today announced that Individual Investor Group has agreed to purchase 150,000 shares of Kirlin Holding, at a price of $5.00 per share. The parties also today announced that Individual Investor Group has agreed to acquire 19.9% of VentureHighway.com Inc., a Kirlin Holding subsidiary operating an Internet-based service for matching entrepreneurs and financing sources, for $3.2 million of advertising. Kirlin Holding will retain an 80.1% stake of VentureHighway.com.

         David Lindner, Chairman of Kirlin Holding, stated, "We are pleased that Individual Investor Group believes in our ability to deliver value to our shareholders, and we look forward to working with Individual Investor Group both as a shareholder and as a partner in VentureHighway.com. We are particularly excited at the prospect of creating value in VentureHighway.com. Indeed, based upon the value to be received for Individual Investor's 19.9% stake, VentureHighway.com has an implied value approaching that of Kirlin Holding today."

         Jonathan Steinberg, Chairman and Chief Executive of Individual Investor Group, said, "We feel that Kirlin, which reported $1 million in net income in the past quarter, is undervalued, particularly in light of the potential value of its 80.1% stake in VentureHighway.com."

About Kirlin Holding Corp.
         Kirlin Holding Corp. (Nasdaq: KILN) is a holding company engaged in securities brokerage, securities trading and merchant banking activities through its primary operating subsidiary, Kirlin Securities, Inc. Kirlin Securities is a full service retail oriented brokerage firm, and is a member of the NASD, SIPC and MSRB. To obtain an "Investor Kit" or more information regarding Kirlin Holding Corp., contact our Marketing Department at 1-800-899-9400 ext. 155, or visit our Website http://www.kirlin.com.

About Individual Investor Group
         Individual Investor Group, Inc. (Nasdaq: INDI) is a financial media company that publishes and markets Individual Investor magazine (circulation 500,000), Individual Investor Online (http://www.iionline.com), Individual Investor's Special Situation Report, InsiderTrader.com
(http://www.insidertrader.com) and Ticker magazine.


                                     -more-

                            Individual Investor/VentureHighway          Page Two

About VentureHighway.com
         VentureHighway.com Inc. operates at http://www.VentureHighway.com an Internet-based service for matching entrepreneurs and financing sources. Designed to fully utilize the power of the Internet to make the process of financing early-stage opportunities more time efficient, cost effective and far reaching, VentureHighway.com encourages entrepreneurs to submit a brief description of their company and funding needs, for posting on the VentureHighway.com site. Financing sources such as venture capital funds, broker-dealers, investment banks and "angels" in search of business opportunities can log on to the site and search the VentureFinder database for a potential match. If a financing source finds a company of interest, VentureHighway will facilitate the introduction of the parties. VentureHighway.com is 80.1% owned by Kirlin Holding Corp. and 19.9% owned by Individual Investor Group, Inc.


Safe Harbor Notice Under the Private Securities Litigation Reform Act of 1995:

         Except for historical information, the above statements of this press release (including without limitation expressions of expectation, belief, anticipation or estimation of Individual Investor Group, Inc. Kirlin Holding Corp. or VentureHighway.com Inc.) are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include, among others, (1) the possibility that VentureHighway.com will be unable (A) to attract a meaningful number of persons to submit financing requests for posting on the VentureHighway site (www.VentureHighway.com), (B) to attract a meaningful number of persons who are able and willing to provide financing in response to information posted on the VentureHighway site or (C) obtain necessary regulatory approvals to permit VentureHighway to receive transactional fees with respect to financings arranged through use of the VentureHighway site; (2) the possibility that Individual Investor will be unable to deliver the level of advertising it has committed, due to declining page views or magazine subscribers and/or declining advertising rates (online or in print); and (3) the risks detailed in the most recent filings on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission by Individual Investor and by Kirlin Holding, respectively (which filings are available from the respective companies or at www.sec.gov). These forward-looking statements speak only as of the date of this press release. After the issuance of this release, Individual Investor, Kirlin Holding and/or VentureHighway.com might come to believe that certain forward-looking statements contained in this release are no longer accurate. None of those parties shall have any obligation, however, to release publicly any corrections or revisions to any forward-looking statements contained in this release.

                                      # # #